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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 6, 2003
(Date of earliest event reported)

McDATA Corporation
(Exact name of registrant as specified in its charter)

A Delaware Corporation (State or other Jurisdiction of Incorporation)	Commission File Number 000-31257	IRS Employer Identification No. 84-1421844
380 Interlocken Crescent, Broomfield, Colorado 80021 (Address of principal executive offices, including Zip Code)
Telephone Number (720) 558-9200 (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

        99.1 Press Release of McDATA Corporation ("McDATA") dated May 6, 2003

Item 9. Regulation FD Disclosure

        In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        On May 6, 2003, McDATA Corporation ("McDATA") issued a press release, attached hereto as Exhibit 99, announcing preliminary First Quarter 2003 results.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCDATA CORPORATION
By:	/s/ THOMAS O. MCGIMPSEY Thomas O. McGimpsey Vice President of Corporate Development, General Counsel and Secretary

        Dated: May 6, 2003

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURE